Consents of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 60 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated February 23, 1998, relating to the financial statements and financial highlights of J.P. Morgan Emerging Markets Debt Fund and the financial statements and supplementary data of The Emerging Markets Debt Portfolio appearing in the December 31, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby  consent to the  incorporation  by  reference  in the  Prospectus  and
Statement  of  Additional  Information  constituting  parts of the  Registration
Statement of our reports dated May 19, 1998, relating to the financial statements and financial highlights of J.P. Morgan New York Tax Exempt Bond Fund (formerly J.P. Morgan New York Total Return Bond Fund) and the financial statements and supplementary data of The New York Tax Exempt Bond Portfolio (formerly The New York Total Return Bond Portfolio) appearing in the March 31, 1998 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration Statement of our reports dated July 17, 1998 relating to the financial statements and financial highlights of J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Small Company Fund, J.P. Morgan U.S. Small Company Opportunities Fund and J.P. Morgan Disciplined Equity Fund and the financial statements and supplementary data of The U.S. Equity Portfolio, The U.S. Small Company Portfolio, The U.S. Small Company Opportunities Portfolio and The Disciplined Equity Portfolio appearing in the May 31, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration
Statement of our reports dated October 15, 1998, relating to the financial statements and financial highlights of J.P. Morgan Tax Exempt Bond Fund and J.P. Morgan Tax Exempt Money Market Fund and the financial statements and supplementary data of The Tax Exempt Bond Portfolio and The Tax Exempt Money Market Portfolio appearing in the August 31, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration Statement of our reports dated December 17, 1998, relating to the financial statements and financial highlights of J.P. Morgan Short Term Bond Fund, J.P. Morgan Bond Fund, J.P. Morgan International Equity Fund, J.P. Morgan Emerging Markets Equity Fund, J.P. Morgan Global Strategic Income Fund and J.P. Morgan Federal Money Market Fund and the financial statements and supplementary data of The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The International Equity Portfolio, The Emerging Markets Equity Portfolio, The Global Strategic Income Portfolio and The Federal Money Market Portfolio appearing in the October 31, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Registration
Statement of our reports dated January 19, 1999, relating to the financial statements and financial highlights of J.P. Morgan Prime Money Market Fund, J.P. Morgan International Opportunities Fund and J.P. Morgan European Equity Fund and the financial statements and supplementary data of The Prime Money Market Portfolio, The International Opportunities Portfolio and The European Equity Portfolio appearing in the November 30, 1998 Annual Reports, which are also incorporated by reference into the Registration Statement.

We  also  consent  to the  references  to us  under  the  headings  "Independent
Accountants"  and  "Financial   Statements"  in  the  Statements  of  Additional
Information.



/s/PricewaterhouseCoopers  LLP
PricewaterhouseCoopers  LLP
1177 Avenue of the Americas
New York, New York 10036
February 24, 1999